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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 16, 2005

                         Global Aircraft Solutions, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Nevada                     000-28575                   84-1108499
        ------                     ---------                   ----------
      (State of                (Commission File             (IRS Employer
     Incorporation)                 Number)               Identification No.)


                            P.O. Box 23009 Tucson, AZ
                                      85734
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                    (Address of principal executive offices)

                                 (520) 294-3481
              (Registrant's telephone number, including area code)


                       Renegade Venture (NEV.) Corporation

                         ------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).



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ITEM 1.01. Entry into a Material Definitive Agreement.


On November 14, 2005, the joint venture Delaware limited liability company Jetglobal, LLC formed by registrant Global Aircraft Solutions, Inc. ("Global") and BCI Aircraft Leasing ("BCI"), entered into an Aircraft Sale and Purchase Agreement (the "Agreement") with Aviation Finance Group, LLC ("AFG") to sell to AFG 12 of the 26 Boeing 737-200 aircraft purchased by Jetglobal under the terms of an agreement entered into with Jetran International on September 2, 2005. The Agreement also provides that Global's wholly owned subsidiary, Hamilton Aerospace Technologies, Inc. ("HAT") shall perform the maintenance service on such aircraft upon the successful negotiation of a maintenance agreement. The sale of the 12 aircraft under the Agreement will generate approximately $3.1 million in income for Global to be received over the course of the fourth quarter 2005 and the first quarter 2006 if all the terms and conditions of the Agreement are satisfied in full. The Agreement contains certain contingencies that allow AFG to terminate the Agreement or refuse to accept some or all of the 12 aircraft that are the subject of the Agreement if delivery conditions are not satisfied and if AFG and HAT fail to enter into a maintenance agreement for the aircraft.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005


                              Global Aircraft Solutions, Inc.
                                   (Registrant)
                              By:  /s/ John Sawyer
                                   ------------------------------------------
                                   Name:   John Sawyer
                                   Title:  President